Exhibit 1.1

APTOSE BIOSCIENCES INC.

[●] Common Shares

[●] Pre-Funded Warrants

[●] Warrants

UNDERWRITING AGREEMENT

[●], 2023

Oppenheimer & Co. Inc.

    as Representative of the several

    Underwriters named in Schedule I hereto

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

Aptose Biosciences Inc., a company incorporated under the Canada Business Corporations Act (the “Company”), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters (the “Underwriters”) named on Schedule I to this Underwriting Agreement (the “Agreement”), for whom you are acting as Representative (the “Representative”), an aggregate of (i) [●] shares (the “Shares”) of the Company’s common shares, no par value per share (the “Common Shares”), (ii) pre-funded warrants to purchase up to [●] shares of Common Shares at an exercise price of $0.01 per share, in the form attached hereto as Exhibit A (the “Pre-Funded Warrants”), and (iii) warrants to purchase up to [●] shares of Common Shares, in the form attached hereto as Exhibit B (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”). The respective amounts of the Shares, Pre-Funded Warrants and Common Warrants to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto.

The shares of Common Shares issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.” The Shares, the Warrants and the Warrant Shares are collectively called the “Securities.” The Securities in the transaction will be sold as units, with each unit consisting of (i) one Share or one Pre-Funded Warrant to purchase one Warrant Share and (ii) one Common Warrant to purchase one Warrant Share. The Shares and/or Pre-Funded Warrants and Warrants will be issued separately but will be purchased together in this offering.

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”), a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-            ), including a preliminary prospectus, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company or are otherwise available to you. The term “Preliminary Prospectus”

means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits and financial schedules and all documents and information deemed to be part of the Registration Statement by incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules.

The Company understands that the Underwriters propose to make a public offering of the Securities, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and, if applicable, each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.    Sale, Purchase, Delivery and Payment for the Securities. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)    The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the number of Shares and/or Pre-Funded Warrants and Common Warrants set forth opposite the name of such Underwriter on Schedule I to this Agreement. The combined purchase price for one Share and one Common Warrant shall be $[●] (94% of the price offered to the public). The combined purchase price for one Pre-Funded Warrant and one Common Warrant shall be $[●] (94% of the price offered to the public).

(b)    Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004, at 10:00 a.m., New York City time, on the second business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Closing Date”).

(c)    Payment for the Securities shall be made to the Company by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Shares and/or Warrants to be purchased by them.

(d)    The Securities shall be registered in such names and shall be in such denominations as the Representative shall request before the Closing Date and the Shares shall be delivered by or on behalf of the Company to the Representative through the facilities of the Depository Trust Company (“DTC”) for the account of such Representative. The original, signed Warrants shall be delivered to the Representative (or its designees) in definitive form and shall be made available for inspection by the Representative on the business day prior to the Closing Date.

2.    Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date, as follows:

(a)    On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor any amendments thereto as of the times they became effective, contained any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment or supplement of either of the foregoing, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus is the statements contained in the [●] and [●] paragraphs under the caption “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

(b)    As of the Applicable Time (as hereinafter defined), none of (i) the price to the public and the number of Securities offered and sold, as indicated on the cover page of the Prospectus and the Statutory Prospectus (as hereinafter defined), all considered together (collectively, the “General Disclosure Package”), (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package, and (iii) any individual Written Testing-the-Waters Communication (as defined herein), when considered together with the General Disclosure Package, included, includes or will include any untrue statement of a material fact or omitted, omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus (as hereinafter defined), including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified in Schedule III hereto and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Company has made at least one version of the Road Show available without restriction by means of graphic communication to any person, including any potential investor in the Securities (and if there is more than one version of a Road Show for the offering that is a written communication, the version available without restriction was made available no later than the other versions).

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means [●] [a.m.][p.m.] (Eastern time) on the date of this Agreement.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Securities, including, without limitation, each Road Show

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to the Applicable Time.

(c)    The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b). Any material required to be filed by the Company pursuant to Rule 433(d) or

Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules. The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d)    Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, the Statutory Prospectus or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)    The financial statements filed with the Commission as a part of and included or incorporated by reference in the Registration Statement, the Statutory Prospectus and the Prospectus, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in shareholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Statutory Prospectus and

the Prospectus. The financial data set forth in each of the Registration Statement, the Statutory Prospectus and the Prospectus fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Statutory Prospectus and the Prospectus. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the Public Company Accounting Oversight Board (“PCAOB”), has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of and included in the Registration Statement, the Statutory Prospectus and the Prospectus.

(f)    KPMG LLP (the “Auditor”), which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and the Prospectus, was during the periods covered by its reports (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act, and the rules of the PCAOB, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(g)    The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each, a “subsidiary”), (i) is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted as described in the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties and to enter into and perform its obligations pursuant to the public offer and sale of Securities and this Agreement, and (ii) has duly authorized, executed and delivered this Agreement and the other agreements to be entered into by it in connection with the public offer and sale of Securities, and each of them, assuming due authorization, execution and delivery by the other parties hereto or thereto, constitutes legal, valid and binding obligations enforceable against it in accordance with their respective terms. All of the issued shares of capital stock of, or other ownership interests in, each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole or in the context of the public offer and sale of Securities or underwriting of the Securities (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted or is threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification or taken against it for its winding-up, liquidation or dissolution or for any similar or analogous proceeding in any jurisdiction, or for it to enter into any arrangement or composition for the benefit of creditors, or for the appointment of a receiver, administrative receiver, trustee or similar officer.

(h)    (i) At the time of filing the Registration Statement and (ii) on the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules, including (but not limited to) the Company or any other subsidiary in the preceding three (3) years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules.

(i)     Except as disclosed in the Registration Statement, General Disclosure Package, Statutory Prospectus and the Prospectus, the Company and each of its subsidiaries (i) owns, possesses, or has valid and enforceable licenses or other legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, processes or procedures) and other similar rights and proprietary knowledge (in each case, whether registered or not and including applications for registration) (collectively, “Intangibles”) that is, to the knowledge of the Company, necessary for the conduct of its business. Neither the Company nor any of its subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with valid asserted rights of others with respect to any Intangibles and neither the Company nor any of its subsidiaries has knowledge of any infringement of or conflict with valid asserted rights of others or of any infringement of, or conflict with the Company and its subsidiaries’ rights with respect to any Intangibles, (ii) the conduct of the Company’s business does not, to its knowledge, infringe Intangibles of a third party and neither of the Company nor any of its subsidiaries has received any notice of infringement of or conflict with, and neither of the Company nor any of its subsidiaries has knowledge of any infringement of or conflict with, valid asserted rights of a third party with respect to any Intangibles, except for or in respect of any such infringements or conflicts that would not, individually or in the aggregate, have a Material Adverse Effect.

(j)    The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved

(“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The agreements and documents described in the Registration Statement, the Preliminary Prospectus, the General Disclosure Package, the Prospectus, and the SEC Reports conform in all material aspects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the rules and regulations thereunder to be described in the Registration Statement, the Preliminary Prospectus, the General Disclosure Package, the Prospectus or the SEC Reports or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and that is listed in the exhibits to the Registration Statement and is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations, except in each case, as would not reasonably be expected to have a Material Adverse Effect.

(k)     Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, (i) there has not been any event which could have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(l)      There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement listed in the exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and to the Company’s knowledge, no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(m)    The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(n)    Neither the Company nor any subsidiary (i) is in violation of its certificate or articles of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic.

(o)    The Company has full right, power and authority to execute and deliver this Agreement and the Warrants, and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the Warrants, and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(p)    This Agreement and the Warrants have been duly authorized, executed and delivered by the Company and each, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as (i) the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (ii) rights to indemnification and contribution hereunder may be limited by applicable law and public policy considerations.

(q)     Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter or bylaws or other organizational documents of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

(r)     The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal, state and local laws and regulations. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of capital stock of the Company or any of its subsidiaries, or any such rights pursuant to its charter, certificate of incorporation or bylaws or any other applicable organizational documents or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Securities have been duly authorized for issuance and sale pursuant to this Agreement. When issued and sold pursuant to this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. When paid for and issued in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such shares. The exercise price of each option to acquire Common Shares (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Shares as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company (and, if required, by a committee of the Board of Directors of the Company and/or the shareholders of the Company) in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the financial statements of the Company, in accordance with generally accepted accounting principles in the United States, and no such grants involved any “back dating”, “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. The Securities conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus.

(s)    As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times from its duly authorized capital stock, free of preemptive rights, a sufficient number of shares of Common Shares for the purpose of enabling the Company to issue Warrant Shares issuable upon exercise of outstanding Warrants.

(t)    No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of ninety (90) days after the date of this Agreement. Each director and executive officer of the Company listed on Schedule II hereto has delivered to the Representative his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit C hereto (“Lock-Up Agreement”).

(u)    There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries could, except as set forth in or contemplated in the Registration Statement, General Disclosure Package, Statutory Prospectus and the Prospectus, individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(v)    Neither the Company nor any of its subsidiaries is involved in any labor dispute with its employees nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, General Disclosure Package, Statutory Prospectus and the Prospectus. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, General Disclosure Package, Statutory Prospectus and the Prospectus. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect.

(w)    No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

(x)    The Company has not taken, nor will it take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares or any security of the Company to facilitate the sale or resale of any of the Securities.

(y)    The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except (i) in any case where such failure to file would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth in or contemplated in the General Disclosure Package, Statutory Prospectus and the Prospectus (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except (i) where any such failure to pay, assessment, fine or penalty is currently being contested in good faith or would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth in or, contemplated in, the General Disclosure Package, Statutory Prospectus and the Prospectus (exclusive of any amendment or supplement thereto).

(z)    The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on The Nasdaq Capital Market (“Nasdaq”) and the Toronto Stock Exchange (“TSX”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from Nasdaq or the TSX, nor, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, has the Company received any notification that the Commission, Nasdaq, or the TSX is contemplating terminating such registration or listing. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company is in compliance with all applicable listing requirements of Nasdaq and the TSX and is in compliance with the requirements of Nasdaq and the TSX for the continued listing of the Common Shares.

(aa)    The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Securities under the Exchange Act or the quotation of the Common Shares on the Nasdaq Capital Market or TSX, nor has the Company received any notification that the Commission or the Nasdaq Capital Market or the TSX is contemplating terminating such registration or quotation.

(bb)     The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries, considered together as one entity, maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains, and periodically reviews, written policies and has implemented written procedures reasonably designed to cause it and its directors, officers and employees, when acting for the Company, to comply with the laws, rules and regulations applicable to the company and its business activities.

(cc)    The Company and its subsidiaries, considered together as one entity, have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a- 15 under the Exchange Act) and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(dd) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(ee)        As preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(ff)    There are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(gg)    The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 5605 of the Nasdaq Stock Market and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 5605 of the Nasdaq Stock Market. The audit committee has reviewed the adequacy of its charter within the past twelve (12) months.

(hh)    The Company is in compliance with all other applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any related rules and regulations promulgated by the Commission and corporate governance requirements under applicable Nasdaq regulations upon the effectiveness of such provisions and has no reason to believe that it will not be able to comply with such provisions at the time of effectiveness. There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(ii)     The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, except as set forth in the General Disclosure Package, Statutory Prospectus and the Prospectus (exclusive of any amendment or supplement thereto). Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(jj)    Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Warrants and the consummation of the transactions herein and therein contemplated required to be obtained or performed by the Company has been obtained or performed, except for (i) such additional steps as may be required by the Financial Industry Regulatory Authority (“FINRA”) or the TSX; (ii) as may be necessary to qualify the Securities for public offering by the Underwriters under the state securities or Blue Sky laws; and (iii) the approval by the Nasdaq Capital Market for the listing of the Common Shares, including the Warrant Shares, sold pursuant to this Agreement.

(kk)    None of the Company’s officers or directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company are affiliated with or are associated persons of any member of FINRA, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(ll)     (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (each such law, an “Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA 1980”) or otherwise designated as a contaminated site under other Environmental Laws. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under CERCLA 1980.

(mm)    In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(nn)    The Company is not and, immediately after giving effect to the sale of the Securities and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus under the caption “Use of Proceeds”, will not be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(oo) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder to which the Company and its subsidiaries are subject (the “Anti-Corruption Laws”); and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure compliance therewith. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Anti-Corruption Laws.

(pp)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(qq)    Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(rr)    The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred that would reasonably be expected to have a Material Adverse Effect with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(ss)    None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Closing Date and (ii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with the terms of this Agreement.

(tt)    Since the date of the preliminary prospectus included in the Registration Statement filed with the Commission on [●], 2023 (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication (as defined herein)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication by the Company or by any person authorized to act on its behalf, with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(uu)    The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act, and (b) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications (as defined herein) other than those listed on Schedule IV hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(vv)    [Omitted]

(ww)    The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Securities.

(xx) Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company, as appropriate, to the Underwriters as to matters covered thereby.

(yy) Without limiting the Company’s representation and warranty under (a) above, all forward-looking statements, forecasts, estimates, targets and predictions and expressions of opinion, belief, intention and expectation made by the Company expressed in or included in the

Registration Statement and in the General Disclosure Package have been made on reasonable grounds after due and careful consideration of such relevant circumstances and assumptions reasonably deemed relevant by the Company and there are no facts which have not been disclosed which by their omission make any such estimates materially misleading or which are material for disclosure. To the Company’s knowledge, each of the assumptions used in the preparation of the forward-looking statements, forecasts, estimates, targets and predictions are reasonable and, to the Company’s knowledge, there are no other material assumptions that should reasonably be taken into account in the preparation of such information and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(zz) (i) No outstanding indebtedness of the Company or any of its subsidiaries has become repayable before its stated maturity, nor has any security in respect of such indebtedness become enforceable by reason of default by the Company or any of its subsidiaries, and no event has occurred or is, to the Company’s knowledge, impending which, with the lapse of time or the fulfilment of any condition or the giving of notice or the compliance with any other formality, may reasonably be expected to result in any such indebtedness becoming so repayable or any such security becoming enforceable and neither the Company nor any of its subsidiaries has received notice from any person to whom any indebtedness of the Company or any of its subsidiaries which is repayable on demand is owed, demanding or, to the Company’s knowledge, threatening to demand repayment of, or to take any steps to enforce any security for, the same; (ii) the amounts borrowed by the Company or any of its subsidiaries do not exceed any limitation (A) on borrowing contained in its constitutional documents, any debenture or other deed or document binding upon them, and neither the Company nor any of its subsidiaries has outstanding any loan capital, or is or has engaged in a financing of a type which would not be required to be shown or reflected in its audited accounts, except in any such case as would not, individually or in the aggregate, have a Material Adverse Effect; and (B) all borrowing facilities of each of the Company and each of its subsidiaries have been duly executed by the Company and each of its subsidiaries and are in full force and effect and are in compliance with all covenants and undertakings contained therein, except as may terminate in accordance with their terms.

(aaa)    The Company and its subsidiaries have no pending insolvency, bankruptcy, composition or similar proceedings pending against them and have no reason to believe that any such proceeding may be brought and are not in liquidation or receivership.

(bbb) (i) All the information and communications technologies required for use in the business of the Company and its subsidiaries, including, without limitation, hardware, proprietary and third party software, networks, peripherals and associated documentation and any IT systems currently being implemented by the Company (“IT Systems”) used in connection with the businesses of the Company and its subsidiaries: (A) are owned by, or properly licensed or leased to, the Company or its subsidiaries, as applicable, and are not dependent on any facilities or systems which are not under the ownership or control of the Company and its subsidiaries and the Company and its subsidiaries do not share any user rights with any other person; and (B) are all the IT Systems required for the present needs of the business of the Company and its subsidiaries and the Company has taken reasonable steps to ensure system capacity and ability to process current peak volumes in a timely manner; (ii) in relation to the IT Systems, there has not been any act or default by the Company or any of its subsidiaries or their sub-lessees, sub-licensees, sub-contractors nor any other person, and there is no breach of any lease, license, support, maintenance service agreement, understanding or other arrangement (together, “IT Contracts”) granted or provided by a third party in favor of the Company or any of its subsidiaries which may in any way, in the reasonable opinion of the Company, result in any IT Contract being terminated. There is no reason to believe that any IT Contract granted or provided by a third party will not be renewed when it expires on the same or substantially the same terms (including as regards pricing and any other commercial details); (iii) there are no circumstances in which the ownership, benefit or right to use the IT Systems may be lost or rendered liable to termination, by virtue of the making of the public offer and sale of Securities as contemplated by this Agreement (and the Registration Statement and the General Disclosure Package), the entry into and performance of this Agreement and each agreement referred to in it, or the offering and sale of the Securities, except for any such losses or terminations that would not, individually or in the aggregate, have a Material Adverse Effect or otherwise be material in the context of the offering of Securities.

(ccc) The Company and its subsidiaries comply in all material respects with all applicable data protection laws, guidelines and industry standards and of any privacy policies of its own. Neither the Company nor any of its subsidiaries has received any notice from a competent authority (including any information or enforcement notice, or any transfer prohibition notice) alleging that the Company or any of its subsidiaries has not complied with applicable data protection laws, guidelines and industry standards. None of the Company or any of its subsidiaries has received any material unresolved written claim from an individual for compensation for breaches of applicable data protection laws or for loss or unauthorized disclosure of personal data.

(ddd) Neither the Company nor any of its subsidiaries has engaged in price exchange, price fixing or other comparable anti-competitive practices. Neither the Company nor any of its subsidiaries is a party to any agreement, arrangement or concerted practice or is carrying on any practice which in whole or in part contravenes or is invalidated by any anti-trust, anti-monopoly, competition, fair trading, consumer protection or similar legislation in any jurisdiction of the Company or any of its subsidiaries is established or operating or in respect of which any filing, registration or notification is required or is advisable pursuant to such legislation (whether or not the same has in fact been made), except for any such contraventions or invalidations, or any such failures to make a filing, registration or notification, that would not, individually or in the aggregate, have a Material Adverse Effect or otherwise be material in the context of the public offer and sale of Securities.

(eee)    Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

3.    Conditions of the Underwriters’ Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Securities are subject to each of the following terms and conditions:

(a)      Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the

Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)      No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules), shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)      The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of the Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

(d)      The Representative shall have received on the Closing Date a certificate, addressed to the Representative and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any Material Adverse Effect.

(e)    The Representative shall have received: (i) simultaneously with the execution of this Agreement, a signed letter from the Auditor addressed to the Representative and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure Package, and (ii) on the Closing Date, a signed letter from the Auditor addressed to the Representative and dated the date of the Closing Date, in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)    The Representative shall have received on the Closing Date from Dorsey & Whitney LLP, U.S. counsel for the Company, an opinion and a negative assurance letter, addressed to the Representative and dated as of such Closing Date, in form and substance reasonably satisfactory to the Representative.

(g)    The Representative shall have received on the Closing Date from McCarthy Tétrault LLP, Canadian counsel for the Company, an opinion, addressed to the Representative and dated as of such Closing Date, in form and substance reasonably satisfactory to the Representative.

(h)    The Representative shall have received on the Closing Date from Cooley LLP, intellectual property counsel to the Company, an opinion, addressed to the Representative and dated as of such Closing Date, in form and substance reasonably satisfactory to the Representative.

(i)    The Representative shall have received on the Closing Date from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Representative, a negative assurance statement, addressed to the Representative and dated as of the Closing Date, with respect to such matters as the Representative may reasonably require, and the Company shall have furnished or provided access to such counsel of such documents as they request for enabling them to pass upon such matters.

(j)    All proceedings taken in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and its counsel.

(k)     The Representative shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule II hereto.

(l)    The Company shall apply to list or quote and promptly secure the listing of all of the Common Shares, including the Warrant Shares, sold pursuant to this Agreement on the Nasdaq Capital Market. The Company has taken no action to, or likely to have the effect of, delisting the Common Shares, nor has the Company received any notification that the Nasdaq Capital Market is contemplating terminating such listing.

(m)    The Representative shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that would result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or would have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or could affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Representative’s judgment to proceed with the purchase or offering of the Securities as contemplated hereby.

(n)    FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and agreements in connection with the offering of the Securities.

(o)    The Company shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

4. Covenants and other Agreements of the Company and the Underwriters.

(a) The Company covenants and agrees as follows:

(i)     The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)     The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement or any Issuer Free Writing Prospectus unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably objects. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)     If, at any time when a prospectus relating to the Securities (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules or the Exchange Act and the rules and regulations of the Commission thereunder, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)     If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v)     The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than forty-five (45) days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or ninety (90) days if such 12-month period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(vi)     The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. If applicable, the copies of the Registration Statement, Preliminary Prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)    The Company shall cooperate with the Representative and their counsel in endeavoring to qualify the Securities for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii)    The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act and the rules and regulations of the Commission thereunder, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix)     Without the prior written consent of the Representative, for a period of 90 days after the date of this Agreement (“Lock-Up Period”), the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (i) the issuance of the Securities pursuant to the Registration Statement, (ii) the issuance of shares pursuant to the Company’s existing equity incentive plan, employee stock option plan or bonus plan as described in the Registration Statement and the Prospectus, (iii) the issuance of Common Shares pursuant to the conversion of securities or the exercise of warrants, which securities or warrants are outstanding on the date hereof and described in the Registration Statement and the Prospectus; and (iv) the adoption of a new equity incentive plan, and filing a registration statement on Form S-8 under the Securities Act to register the offer and sale of securities to be issued pursuant to such new equity incentive plan, and issue securities pursuant to such new equity incentive plan (including, without limitation, the issuance of Common Shares upon the exercise of options or other securities issued pursuant to such new equity incentive plan), provided that (1) such new equity incentive plan satisfies the transaction requirements of General Instruction A.1 of Form S-8 under the Securities Act and (2) this clause shall not be available unless each recipient of Common Shares, or securities exchangeable or exercisable for or convertible into Common Shares, pursuant to such new equity incentive plan shall be contractually prohibited from selling, offering, disposing of or otherwise transferring any such shares or securities during the remainder of the Lock-Up Period. For the avoidance of doubt, the Company shall not sell Common Shares pursuant to the Equity Distribution Agreement with JonesTrading Institutional Services LLC, dated December 9, 2022, for the Lock-Up Period.

(x)     On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by Nasdaq (including any required registration under the Exchange Act).

(xi)     Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Securities without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(xii)    The Company will apply the net proceeds from the offering of the Securities in the manner set forth under “Use of Proceeds” in the Prospectus.

(xiii)    The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Securities Act and (b) completion of the 90-day restricted period referred to in Section 4(a)(ix) hereof.

(xiv)    If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(b)     The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Securities and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of the Securities to the Underwriters; (iii) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section 4 to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold; (iv) inclusion of the Shares and Warrant Shares for quotation on Nasdaq; (v) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company to the Underwriters; and (vi) all reasonable out-of-pocket costs and expenses incident to the offering and the performance of the obligations of the Representative under this Agreement (including, without limitation, the fees and expenses of counsel to the Underwriters) not to exceed $125,000 in the aggregate (without the Company’s prior approval), excluding (x) the registration or qualification of the Shares and Warrant Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda and (y) the filing fees of FINRA in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review. The Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters. In addition to the payments set forth in this Section, the Company grants to the Representative, for a period of twelve (12) months from the date of this Agreement, the right of first refusal to act as lead bookrunning underwriter, lead initial purchaser, lead placement agent, or lead selling agent, as the case may be, on any financing for the Company. In the event the Company advises the Representative that it desires to effect any such financing, the Representative shall have five (5) business days from such notice to notify the Company that it intends to exercise its right of first refusal, and the Company and the Representative will negotiate in good faith the terms of the Representative’s engagement in a separate agreement, which agreement would set forth, among other matters, compensation for the Representative based upon customary fees for the services provided. The Representative’s participation in any such financing will be subject to the approval of the Representative’s internal committees and other conditions customary for such an undertaking.

(c)     The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person, and that the Underwriters may have interests that differ from those of the Company. Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the company or any other person in connection with any such transaction or the process leading thereto.

(d)     The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show.

5. Indemnification.

(a)     The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise, directly or indirectly, in connection with, out of or are based upon i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, any Written Testing-the-Waters Communication, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”), ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or iii) any actual or alleged breach by the Company of any of its obligations, or of any of its representations, warranties and undertakings, set out in this Agreement; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Securities to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, any Written Testing-the-Waters Communication, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)    Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise, directly or indirectly, in connection with, out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Securities to be purchased by such Underwriter hereunder.

(c)    Any party that proposes to assert the right to be indemnified under this Section 5 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 5, notify each such indemnifying party in writing of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the action, suit or proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section 5. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall settle any action, suit or proceeding for which indemnification or contribution is or would have been available hereunder to an indemnified person that was or could have been made party thereto without obtaining a release in favor of each such indemnified person from all claims brought in or arising from such action, suit or proceeding.

6.    Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in any agreement among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the

Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

7.    Termination.

(a)    This Agreement may be terminated with respect to the Securities to be purchased on the Closing Date by the Representative by notifying the Company at any time at or before the Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representative, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Securities or enforce contracts for the sale of the Securities; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Securities or enforce contracts for the sale of the Securities; (iii) trading in the Securities or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc. or the Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or federal authority; (v) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business; (vi) the representations and warranties given by the Company in this Agreement have ceased to be true and accurate in all material respects; or (vii) there has been a material breach by the Company of any of the covenants contained in this Agreement.

(b)    If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Securities or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Securities agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

8.    Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on the Closing Date the Securities agreed to be purchased hereunder on the Closing Date, the Representative shall have the right, within thirty-six (36) hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Securities on the terms contained herein. If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Securities on such terms. If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Securities which remains unpurchased on the Closing Date does not exceed one-eleventh (1/11) of the aggregate number of all the Securities that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representative or the Company shall have the right to postpone the Closing Date for a period of not more than seven (7) days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Securities which remains unpurchased exceeds 10% of the aggregate number of all the Securities to be purchased at such date, then this Agreement shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7. The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

9. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Securities. In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company, the indemnified persons and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any purchaser of Securities from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or facsimile if subsequently confirmed in writing, (a) if to the Representative, c/o Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004, Attention: General Counsel, and to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 919 Third Avenue, New York, New York 10022, Attention: Ivan K. Blumenthal, Esq., and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with copies to Dorsey & Whitney LLP, 1095 West Pender Street, Suite 1070, Vancouver, BC V6E 2M6, Attention: Daniel M. Miller.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

APTOSE BIOSCIENCES INC.

By:
Name: Title:

Confirmed:

OPPENHEIMER & CO. INC.

By:
Name: Title:

Acting severally on behalf of itself

and as representative of the several

Underwriters named in Schedule I annexed

hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE I

Name	Number of Shares to Be Purchased	Number of Pre-Funded Warrants to Be Purchased	Number of Common Warrants to Be Purchased
Oppenheimer & Co. Inc.
Total

SCHEDULE II

Lock-up Signatories

Dr. William G. Rice

Dr. Rafael Bejar

Philippe Ledru

Fletcher Payne

Carol G. Ashe

Dr. Denis Burger

Dr. Erich Platzer

Dr. Mark D. Vincent

Warren Whitehead

Dr. Bernd R. Seizinger

SCHEDULE III

Issuer Free Writing Prospectuses

None.

SCHEDULE IV

Testing-the-Waters Communications

Testing-the-Waters presentation dated

Exhibit A

FORM OF PRE-FUNDED WARRANT

Included as Exhibit 4.3 to the Registration Statement on Form S-1

Exhibit B

FORM OF COMMON WARRANT

Included as Exhibit 4.2 to the Registration Statement on Form S-1

Exhibit C

Form of Lock-Up Agreement

____, 2023

Oppenheimer & Co. Inc.

85 Broad Street

New York, NY 10004

Re:	Proposed Offering by Aptose Biosciences Inc.

Ladies and Gentlemen:

This letter agreement (“this Agreement”) is being delivered to you in connection with the proposed offering (the “Offering”) by Aptose Biosciences Inc., a corporation organized and existing under the laws of Canada (the “Company”), of its securities (the “Securities”), including common shares, no par value (the “Common Shares”), pursuant to the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into between the Company and the several underwriters identified therein (each, including its successors and assigns, an “Underwriter” and collectively, the “Underwriters”).

In order to induce the Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the Offering will confer upon the undersigned in his, her or its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Oppenheimer & Co. Inc. (the “Representative”), that, during the period beginning on the date hereof through and including the date that is the 90th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of (or announce the intention to otherwise dispose of), any Common Shares (including, without limitation, Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended (such shares, the “Beneficially Owned Shares” and such act the “Securities Act”)) or securities convertible into or exercisable or exchangeable for Common Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers to another, in whole or in part, the economic consequences of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Shares or securities convertible into or exercisable or exchangeable for Common Shares.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1)	transactions relating to Common Shares acquired in open market transactions after the completion of the Offering of Securities acquired in the Offering, provided that no public announcement or filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or voluntarily made in connection therewith,

(2)

if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,

(3)

if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value,

(4)

if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value,

(5)

the exercise of an option to purchase Common Shares granted under an equity incentive plan or equity purchase plan of the Company described (including through incorporation by reference) in the prospectus relating to the Offering, the exercise or conversion of a warrant or other convertible security to purchase Common Shares described (including through incorporation by reference) in the prospectus relating to the Offering, provided that the underlying Common Shares continue to be subject to the restrictions set from herein, or the receipt of restricted stock awards from the Company and disposition of shares of Common Shares to the Company pursuant to the terms of any such plan or awards to satisfy tax withholding obligations or the payment of taxes or any exercise price due with respect to the vesting of restricted stock awards or the cashless exercise of stock options or upon termination of employment with the Company,

(6)

sales to the Company in connection with the vesting or settlement of restricted stock units or the “net” or “cashless” exercise of options, warrants or other rights to purchase shares of Common Shares for purposes of exercising such options, warrants or rights, including any transfer for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options, warrants or other rights, so long as any such “net” or “cashless” exercise is effected solely by the surrender of outstanding options or warrants (or the Common Shares issuable upon the exercise thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax and remittance obligations,

(7)

sales to the Company pursuant to (A) any contractual arrangement in effect on the date of the Underwriting Agreement that provides for the repurchase of the undersigned’s securities by the Company at the lower of cost or fair market value or (B) a right of first refusal that the Company has with respect to transfers of such securities, in each case upon termination of employment or service of the undersigned with the Company,

(8)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement or any other court order or order of a regulatory agency,

(9)	in connection with a transfer not involving a change in beneficial ownership, and

(10)

the entry into a trading plan pursuant to Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act, so long as such plan is not publicly announced and no sales are made pursuant to such plan during the Lock-Up Period, provided, however, (A) that in the case of any transfer described in clause (2), (3), (4), (8), or (9) above, it shall be a condition to the transfer that the transferee executes and delivers to the Representative, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to the Representative, and (B) that in the case of any transfer described in clause (2), (3), (4), (5), (6), (7), (8), or (9) above, it shall be a condition to the transfer that if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Shares or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Shares or Beneficially Owned Shares during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (2) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (3) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (4) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value or, in the case of any transfer pursuant to clause (5) above, such transfer is being made to the Company to satisfy tax withholding obligations or the payment of taxes or any exercise price due with respect to the vesting of restricted stock awards or the cashless exercise of stock options or upon termination of employment with the Company, in each case, as applicable, or, in the case of any transfer pursuant to clause (6) above, such transfer is being made for the payment of tax withholdings or remittance payments or, in the case of any transfer pursuant to clause (7) above, such transfer is being made under terms of the Company’s repurchase rights or in connection with the termination of the undersigned or, in the case of any transfer pursuant to clause (8) above, such transfer is being made by operation of law to a qualified domestic order or in connection with a divorce settlement or any other court order or order of a regulatory agency or, in the case of any transfer pursuant to clause (9) above, such transfer is being made in connection with a transfer not involving a change in beneficial ownership. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

For avoidance of doubt, nothing in this Agreement prohibits (A) the undersigned from exercising any options or warrants to purchase Common Shares (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis), it being understood that any Common Shares issued upon such exercises will be subject to the restrictions of this Agreement or (B) the surrender or forfeiture of securities in partial or full settlement of any income, employment or social tax withholding and remittance obligations of the undersigned or the employer of the undersigned in connection with the vesting or exercise of any equity award outstanding on the date of the Underwriting Agreement granted pursuant to the Company’s equity plans described in the Prospectus, and provided, however, that no public announcement or filing is voluntarily made regarding such exercise during the Lock-Up Period and provided that if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of such options or warrants during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that the disposition relates to the exercise of an option or warrant, as applicable, and that the shares of Common Shares received upon exercise are subject to the restrictions of this Agreement.

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares. The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any Common Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Shares or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Shares or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This agreement shall automatically terminate and the undersigned shall be released from all obligations under this agreement upon the earliest to occur, if any, of: (a) either the Company, on the one hand, or the Representative, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Offering, or (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the closing of the Offering.

The undersigned acknowledges and agrees that whether or not any underwriting of Securities actually occurs depends on a number of factors, including market conditions.

[signature page follows]

Very truly yours,

(Name of Stockholder—Please Print)

(Signature)

(Name of Signatory if Stockholder is an entity — Please Print)

(Title of Signatory if Stockholder is an entity — Please Print)

Address: